NORTHSTAR ANNUITY


                                        NORTHSTAR INCOME AND GROWTH FUND

                                                               Year end      Less "Avg"       Year end
Date                Deposit        NQ UV         # Units        Value        Cont Fee          Units
05/06/94           $1,000.00    $10.000000        100.000
05/06/95                        $10.773830        100.000      $1,077.38     $1,076.87         99.953
05/06/96                        $12.098712         99.953      $1,209.30     $1,208.79         99.911
12/31/96                        $13.568696         99.911      $1,355.66     $1,355.15         99.873

                                                 Contract Value    Surrender Value
                  Ending Value                   $1,355.15         $1,310.15
                  Total Return Incep to Date        35.51%            31.01%
                  Average Annual Return             12.12%            10.70%

                                                               Year end      Less "Avg"       Year end
Date                Deposit        NQ UV         # Units        Value        Cont Fee          Units

12/31/95           $1,000.00     12.091637         82.702
12/31/96                        $13.568696         82.702     $1,122.16      $1,121.65         82.664

                                                 Contract Value    Surrender Value
                  Ending Value                   $1,121.65         $1,058.65
                  Total  Return One Year            12.16%             5.86%
                  Average Annual Return             12.16%             5.86%


                                             NORTHSTAR MULTI-SECTOR BOND FUND
                                                               Year end      Less "Avg"       Year end

Date                Deposit        NQ UV         # Units        Value        Cont Fee          Units

05/06/94           $1,000.00     10.000000        100.000
05/06/95                        $10.830825        100.000     $1,083.08      $1,082.57         99.953
05/06/96                        $11.679686         99.953     $1,167.42      $1,166.91         99.909
12/31/96                        $12.773825         99.909     $1,276.22      $1,275.71         99.869

                                                 Contract Value    Surrender Value
                  Ending Value                   $1,275.71         $1,230.71
                  Total Return Incep to Date        27.57%            23.07%
                  Average Annual Return              9.60%             8.12%

                                                               Year end      Less "Avg"       Year end
Date                Deposit        NQ UV         # Units        Value        Cont Fee          Units

12/31/95           $1,000.00    $11.435577         87.446
12/31/96                        $12.773825         87.446     $1,117.02      $1,116.51         87.406

                                                 Contract Value    Surrender Value
                  Ending Value                   $1,116.51         $1,053.51
                  Total  Return One Year            11.65%             5.35%
                  Average Annual Return             11.65%             5.35%

                                              NORTHSTAR HIGH YIELD FUND


                                                               Year end      Less "Avg"       Year end
Date                Deposit        NQ UV         # Units        Value        Cont Fee          Units

05/06/94           $1,000.00    $10.000000        100.000
05/06/95                        $10.712227        100.000     $1,071.22      $1,070.71         99.952
05/06/96                        $12.194817         99.952     $1,218.90      $1,218.39         99.911
12/31/96                        $13.279497         99.911     $1,326.76      $1,326.25         99.872

                                                 Contract Value    Surrender Value
                  Ending Value                    1,326.25         $1,281.25
                  Total Return Incep to Date        32.63%            28.13%
                  Average Annual Return             11.21%             9.77%

                                                               Year end      Less "Avg"       Year end
Date                Deposit        NQ UV         # Units        Value        Cont Fee          Units

12/31/95           $1,000.00    $11.567470         86.449
12/31/96                        $13.279497         86.449     $1,148.00      $1,147.49         86.411

                                                 Contract Value    Surrender Value
                  Ending Value                   $1,147.49         $1,084.49
                  Total  Return One Year             14.75%            8.45%
                  Average Annual Return              14.75%            8.45%


                                              NORTHSTAR GROWTH FUND

                                                               Year end      Less "Avg"       Year end
Date                Deposit        NQ UV         # Units        Value        Cont Fee          Units

05/06/94           $1,000.00    $10.000000        100.000
05/06/95                        $11.104031        100.000     $1,110.40      $1,109.89         99.954
05/06/96                        $15.058413         99.954     $1,505.15      $1,504.64         99.920
12/31/96                        $15.303387         99.920     $1,529.12      $1,528.61         99.887

                                                 Contract Value    Surrender Value
                  Ending Value                    $1,528.61        $1,483.61
                  Total Return Incep to Date         52.86%           48.36%
                  Average Annual Return              17.31%           16.00%

                                                               Year end      Less "Avg"       Year end
Date                Deposit        NQ UV         # Units        Value        Cont Fee          Units

12/31/95           $1,000.00    $12.607218         79.320
12/31/96                        $15.303387         79.320     $1,213.86      $1,213.35         79.286

                                                 Contract Value    Surrender Value
                  Ending Value                   $1,213.35         $1,150.35
                  Total  Return One Year            21.33%            15.03%
                  Average Annual Return             21.33%            15.03%


                                              FIDELITY MONEY MARKET PORTFOLIO

                                                               Year end      Less "Avg"       Year end
Date                Deposit        NQ UV         # Units        Value        Cont Fee          Units

05/01/95           $1,000.00    $10.000000        100.000
05/01/96                        $10.425706        100.000     $1,042.57      $1,042.06         99.951
12/31/96                        $10.695325         99.951     $1,069.01      $1,068.50         99.903

                                                 Contract Value    Surrender Value
                  Ending Value                   $1,068.50         $1,005.50
                  Total Return Incep to Date         6.85%             0.55%
                  Average Annual Return              4.04%             0.33%

                                                               Year end      Less "Avg"       Year end
Date                Deposit        NQ UV         # Units        Value        Cont Fee          Units

12/31/95           $1,000.00    $10.288920         97.192
12/31/96                        $10.695325         97.192     $1,039.50      $1,038.99         97.144

                                                 Contract Value    Surrender Value
                  Ending Value                   $1,038.99           $975.99
                  Total  Return One Year             3.90%            -2.40%
                  Average Annual Return              3.90%            -2.40%


                                              FIDELITY OVERSEAS PORTFOLIO

                                                               Year end      Less "Avg"       Year end
Date                Deposit        NQ UV         # Units        Value        Cont Fee          Units

05/01/95           $1,000.00    $10.000000        100.000
05/01/96                        $11.250976        100.000     $1,125.10      $1,124.59         99.955
12/31/96          $11.891717        99.955      $1,188.63     $1,188.12         99.912

                                                 Contract Value    Surrender Value
                  Ending Value                   $1,124.59         $1,061.59
                  Total Return Incep to Date        12.46%             6.16%
                  Average Annual Return              7.28%             3.64%

                                                               Year end      Less "Avg"       Year end
Date                Deposit        NQ UV         # Units        Value        Cont Fee          Units

12/31/95           $1,000.00    $10.651696         93.882
12/31/96                        $11.891717         93.882     $1,116.42      $1,115.91         93.839

                                                 Contract Value    Surrender Value
                  Ending Value                   $1,115.91         $1,052.91
                  Total  Return One Year            11.59%             5.29%
                  Average Annual Return             11.59%             5.29%


                                              FIDELITY ASSET MANAGER PORTFOLIO

                                                               Year end      Less "Avg"       Year end
Date                Deposit        NQ UV         # Units        Value        Cont Fee          Units

05/01/95           $1,000.00    $10.000000        100.000
05/01/96                        $11.531830        100.000     $1,153.18      $1,152.67         99.956
12/31/96                        $12.592959         99.956     $1,258.74      $1,258.23         99.915

                                                 Contract Value    Surrender Value
                  Ending Value                   $1,152.67         $1,089.67
                  Total Return Incep to Date        15.27%              8.97%
                  Average Annual Return              8.87%              5.27%

                                                               Year end      Less "Avg"       Year end
Date                Deposit        NQ UV         # Units        Value        Cont Fee          Units

12/31/95           $1,000.00    $11.143293         89.740
12/31/96                        $12.592959         89.740     $1,130.09      $1,129.58         89.700

                                                 Contract Value    Surrender Value
                  Ending Value                   $1,129.58         $1,066.58
                  Total  Return One Year            12.96%             6.66%
                  Average Annual Return             12.96%             6.66%


                                                  FIDELITY INDEX 500 PORTFOLIO

                                                               Year end      Less "Avg"       Year end
Date                Deposit        NQ UV         # Units        Value        Cont Fee          Units

05/01/95           $1,000.00    $10.000000        100.000
05/01/96                        $12.836899        100.000     $1,283.69      $1,283.18         99.960
12/31/96                        $14.592823         99.960     $1,458.70      $1,458.19         99.925

                                                 Contract Value    Surrender Value
                  Ending Value                   $1,283.18         $1,220.18
                  Total Return Incep to Date        28.32%            22.02%
                  Average Annual Return             16.09%            12.65%

                                                               Year end      Less "Avg"       Year end
Date                Deposit        NQ UV         # Units        Value        Cont Fee          Units

12/31/95           $1,000.00    $12.048834         82.996
12/31/96                        $14.592823         82.996     $1,211.14     $1,210.63         82.961

                                                 Contract Value    Surrender Value
                  Ending Value                   $1,210.63         $1,147.63
                  Total  Return One Year            21.06%            14.76%
                  Average Annual Return             21.06%            14.76%



Standardized Yield for Bond Funds (net of all fees) December, 1996

                                                                               Standardized
Fund          "a"           "b"                  "c"              "d"           Yield
NMB       $4,658.43          $853.53         53,081.016      $12.773825        6.83%
NHY      $18,361.42        $2,929.74        181,440.471       $13.279497       7.81%


Note:    Yield = 2 x [ (Y + 1)^6 - 1 ] where Y = (a - b)/(c x d)

"a" is the net investment income per share (provided by Northstar) multiplied by the number of NWNL shares invested in the Fund as of 12/31/96 "b" is the accrued expenses, i.e. December's mortality and expense charges plus a hypothetical fee representing the effect of the Annual Contract Fee (see below)

"c" is the average number of accumulation units (see below)

"d" is the 12/31/96 Unit Value

Taking into Account the Effect of the $35 Annual Contract Fee by Calculating a Hypothetical December Fee (included in "b" above)

         Annual Fee        Stated as        Avg Dollars       Hypothetical
         as Percent of     a Monthly        Invested in       December
         Avg Invested $    Fee              December Fee

NMB          0.051%           0.0043%          $676,311            $28.74
NHY          0.051%           0.0043%        $2,391,949           $101.66

Calculation of Average # Units Outstanding for December, 1996 ("c" above)

         11/30/96   12/31/96           Average
Fund     # Units               # Units        # Unit O/S

NMB       53,218.211        52,943.821       53,081.016
NHY      180,227.874       182,653.068      181,440.471

Note: Average # Units Outstanding = (Ending # Units O/S + Beginning # Units O/S) / 2

         Unit Value           Unit Value
Fund      11/30/96             12/31/96
NMB      12.708562            12.773825
NHY      13.085418            13.279497

Current & Effective Yield (net of all contract fees) December, 1996

          Unit Value        Unit Value       Net              7 Day           Current   Effective
Fund       12/24/96          12/31/96      Change             Return           Yield     Yield
FMM      $10.687378        $10.695325       $0.007842         0.0734%          3.83%      3.90%

Note: Net Change = 12/31 Unit Value - 12/24 Unit Value - Hypothetical Weekly Fee
      Current Yield = 7 Day Return x 365/7
      Effective Yield = [ (7 Day Return + 1) ^ (365/7) ] - 1

Calculation of Average Weekly Contract Fee per Money Market Unit December, 1996

         Annual Fee        Stated as        Unit Value
         as Percent of     a Weekly          12/24/96        Hypothetical
         Avg Invested $    Fee              (Invested $)      Weekly Fee

         0.051%            0.0010%           $10.687378       $0.000105



           DESCRIPTION OF RETURNS BASED ON UNDERLYING FUND PERFORMANCE

The company may at times quote average annual returns for periods prior to the Sub-Accounts commenced operations. Such performance information for the Sub-Accouns will be calculated based on the performance of the Portfolios and the assumption that the Sub-Accounts were in existence for the same periods as those indicated for the portfolios, with the level of Contract charges currently in effect. The following provides the details in providing such returns.

                          AVERAGE ANNUAL TOTAL RETURNS

The company may at times quote average annual returns that reflect net recurring charges and any applicable surrender charges. The following is the formula used to provide such returns.

TR   = ((1 + TRsa - SC) ^ (1/N)) - 1

Where:

TR   = The average  annual  total  return of the  Sub-Account  net of  recurring charges and any applicable surrender charge for the period.

TRf = Total return of the fund for the period, provided by the investment company.

TRsa = Total return of the fund for the period, provided by the investment company, adjusted for the annual contract charge (AP) and separate acccount annual expenses (AE) or the following formula:

         ((1 + TRf) * (((1 - AE) * (1 - AP)) ^ N)) - 1.

SC   = Applicable surrender charge at the end of period.

AP   = Annual Contract Charge as an equivalent  annual percent charge (AP) based on the average net assets in the Variable Account and Fixed Account during the preceeding year. (ie Northstar Annuity would be 0.51%)

AE   = Total Seperate  Account Annual  Expenses  consisting of the mortality and expense risk premium and the administration charge. ie Northstar Annuity would be 1.40%)

N    = The number of years (N) in the period.


                          OTHER AVERAGE ANNUAL RETURNS

In addition, the company may at times quote average annual returns that do not reflect the Surrender Charge. These are calculated in exactly the same way as the average anual total returns described above, except that the surrender charge is ignored as the following formula demonstrates.

TR   = ((1 + TRsa) ^ (1/N)) - 1

Where:

TR   = The average  annual  total  return of the  Sub-Account  net of  recurring charges for the period.